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                                                                  EXHIBIT 10.1.1



                               Capital One Bank
                      Senior and Subordinated Bank Notes
                Due From 30 Days to 30 Years from Date of Issue

                       AMENDMENT TO AMENDED AND RESTATED
                  DISTRIBUTION AGREEMENT DATED APRIL 30, 1996



                                              April 21, 1998



MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
           INCORPORATED
BANCAMERICA ROBERTSON STEPHENS
CHASE SECURITIES INC.
CREDIT SUISSE FIRST BOSTON CORPORATION
DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
LEHMAN BROTHERS
LEHMAN BROTHERS INC.
J.P. MORGAN SECURITIES INC.
NATIONSBANC MONTGOMERY SECURITIES LLC
SALOMON BROTHERS INC

c/o  Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner & Smith
                Incorporated
     World Financial Center
     North Tower, 10th Floor
     New York, New York  10281-1310

Ladies and Gentlemen:

          Capital One Bank, a banking association chartered under the laws of the Commonwealth of Virginia (the "Bank"), desires to amend the Amended and Restated
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Distribution Agreement, dated April 30, 1996, entered into with respect to the distribution of the Bank's Senior and Subordinated Bank Notes due from 30 days to 30 years from date of issue (the "Notes"), and made between the Bank and the Agents party thereto (which agreement, as amended from time to time, is herein referred to as the "Distribution Agreement") to add BancAmerica Robertson Stephens, Chase Securities Inc., and NationsBanc Montgomery Securities LLC (the "Additional Agents") as Agents pursuant to Section 1(e) of the Distribution Agreement and to remove Goldman, Sachs & Co. as an Agent under, and a party to, the Distribution Agreement.

          Each of the Additional Agents will serve as an Agent and be a party to the Distribution Agreement in connection with the Notes, and will be vested with all of the authority, rights, powers, duties and obligations of an Agent as if originally named as an Agent under the Distribution Agreement.

          Except as modified hereby, all of the terms and conditions of the Distribution Agreement shall remain in full force and effect and are hereby confirmed in all respects.

          Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributed thereto in the Distribution Agreement.

          Section 1.  Amendments to the Distribution Agreement.

          The Distribution Agreement is hereby amended as follows:

               (a) From and after the date hereof, each of BancAmerica Robertson Stephens, Chase Securities Inc., and NationsBanc Montgomery Securities LLC (the "Additional Agents") shall be an Agent for all purposes of the Distribution Agreement, the term "Agent" shall be deemed to include BancAmerica Robertson Stephens, Chase Securities Inc., and NationsBanc Montgomery Securities LLC whenever used in the Distribution Agreement, with such conforming changes as may be necessary, and Goldman, Sachs & Co. shall no longer be an Agent under, or a party to, the Distribution Agreement. By its execution of this Amendment, each of the Additional Agents agrees to be bound by, and comply with, all of the provisions of the Distribution Agreement applicable to the Agents thereunder. The obligations of the Agents under the Distribution Agreement are several and not joint, and no Agent shall be responsible for the obligations of any other Agent, nor will the failure of any Agent to perform its obligations under the Distribution Agreement relieve any other Agent from performance of its obligations under the Distribution Agreement.

               (b) In consideration of the Bank appointing each of the Additional Agents as an Agent under the Distribution Agreement in connection with the Notes, each of the Additional Agents hereby agrees to perform all of the duties and obligations assumed by an Agent under the Distribution Agreement and agrees to be bound by, and comply with, all of the provisions of the Distribution Agreement as fully as though such Additional Agent were a signatory to the Distribution Agreement.

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               (c)  The address of each of the Additional Agents for the
          purposes of giving notices under Section 13 of the Distribution Agreement is:

                    If to BancAmerica Robertson Stephens:

                         231 S. LaSalle Street, 18th Floor
                         Chicago, Illinois  60697
                         Attention:  Matthew Carey/MTN Product
                                     Management
                         Facsimile Number: (312) 974-8936

                    If to Chase Securities Inc.:

                         270 Park Avenue
                         New York, New York  10017
                         Attention:  Medium-Term Note Desk
                         Facsimile Number: (212) 834-6170

                    If to NationsBanc Montgomery Securities LLC:

                         NationsBank Corporate Center
                         100 N. Tryon Street
                         Charlotte, North Carolina  28255
                         Attention:  Steve Austen
                         Facsimile Number: (704) 388-9939

          Section 2.  Representations and Warranties.
                      ------------------------------

          The Bank hereby repeats and reaffirms the representations and warranties contained in Section 2 of the Distribution Agreement, with the same force and effect as though such representations and warranties had been made as of the date hereof, provided that all references in such representations and warranties to (i) the Distribution Agreement shall refer to the Distribution Agreement as amended by this Amendment, (ii) the Offering Circular shall refer to the Offering Circular dated April 21, 1998, (iii) the Letters of Representation shall refer to the Short-Term and Medium-Term Letters of Representation dated April 30, 1997, and (iv) the Call Reports shall refer to the Call Reports beginning with and including the Call Report for the period ended December 31, 1995.

          Section 3.  Governing Law.
                      -------------

          This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

          Section 4.  Severability of Provisions.
                      --------------------------

          Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or

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unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          Section 5.  Captions.
                      --------

          The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

               [Remainder of this page intentionally left blank]

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          If the foregoing is agreeable to you, please sign and return to the
Bank a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between each of the Agents and the Bank in accordance with its terms.

                              Very truly yours,

                              CAPITAL ONE BANK

                              By:   /s/ Susanna K. Tisa
                                 ----------------------
                                    Name: Susanna K. Tisa
                                    Title: Director of Capital Market



CONFIRMED AND ACCEPTED,
as of the date first written above:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
         INCORPORATED

By:       /s/
  -------------------------
 Name:
 Title:

BANCAMERICA ROBERTSON STEPHENS

By:       /s/
  -------------------------
 Name:
 Title:

CHASE SECURITIES INC.

By:       /s/
  -------------------------
 Name:
 Title:

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CREDIT SUISSE FIRST BOSTON CORPORATION

By:       /s/
   -------------------------
 Name:
 Title:

DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION

By:       /s/
   -------------------------
 Name:
 Title:

LEHMAN BROTHERS
LEHMAN BROTHERS INC.

By:       /s/
   -------------------------
 Name:
 Title:

J.P. MORGAN SECURITIES INC.

By:       /s/
   -------------------------
 Name:
 Title:

NATIONSBANC MONTGOMERY SECURITIES LLC

By:       /s/
   -------------------------
 Name:
 Title:

SALOMON BROTHERS INC

By:       /s/
   -------------------------
 Name:
 Title:

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